ADJUSTABLE RATE NOTE


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$4,000,000.00                                                     March 31, 1999

         FOR VALUE RECEIVED the undersigned promises to pay to the order of EMPIRE FINANCIAL SERVICES, INC., at its main office in Milledgeville, Georgia, or at such place as the holder may designate, the principal sum of FOUR MILLION AND NO/100 DOLLARS, ($4,000,000.00) plus interest from date on that part of the outstanding principal which has not been paid.

         Beginning on the date of this Note, the undersigned will pay interest at a yearly rate of eight and three-eighths percent (8.375%). Monthly payments at this interest rate will be Thirty Four Thousand Three Hundred Ninety Seven and 12/100 Dollars ($34,397.12) and shall be due and payable on the first day of each month beginning May 1, 1999, and continuing through the payment due on April 1, 2002.

         Beginning on the first day of April, 2002 and on that day of the month every thirty-six (36) months thereafter (the "Loan Adjustment Date"), the interest rate applicable to the principal balance then outstanding will equal the "Prime Rate" plus five-eighths percent (.625%). Each adjusted interest rate will be in effect from the Loan Adjustment Date (April 1st) through March 31st of the third year thereafter, with monthly payments, at the adjusted interest rate, to be paid on the first day of each month, beginning on the first day of May, and continuing through the payment due on the first day of April of the third year thereafter.

         For purposes of this Note, the term "Prime Rate" shall mean the interest rate published in the WALL STREET JOURNAL, Eastern Edition, identified therein as the "Prime Rate" and currently described as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks. The "Prime Rate" published on the last publication date prior to each Loan Adjustment Date shall be the index for interest rate adjustments. In the event that the WALL STREET JOURNAL abandons the practice of publishing the Prime Rate, the Note holder will designate a comparable reference or index which shall thereafter be the Prime Rate for this Note. The Note holder will round the amount of the change to the

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nearest  one-eighth  (1/8) of one (1) percentage  point.  Note holder will notify Borrower of the adjustment to be made and such notification, even if given after the due date of the next monthly installment, shall apply to all monthly installments due after each Loan Adjustment Date. The monthly payments calculated at each Loan Adjustment Date shall be in the amount that would completely amortize the principal amount owed on the Loan Adjustment Date by the first day of April, 2019, if such monthly payments were to continue until that date. Monthly payments shall continue until all of said interest and principal have been paid in full except that any balance remaining unpaid on the first day of March, 2008, shall be due and payable, with all accrued interest thereon, on that date.

         Each payment shall be applied first to accrued interest and to other charges or fees accruing under this Note or the Deed of Trust of even date herewith and the residue to principal. Any. amount may be prepaid on this Note at any time without premium or fee, provided that prepayment of only a portion of the balance due on this Note shall be applied to the end of the Note and the monthly payments shall continue to be due without interruption. Time is of the essence of this contract. Lender may collect a late charge of 5 cents for each One ($1.00) Dollar of each principal and interest payment, with a minimum charge of Five Dollars, for each such payment fifteen (15) days or more in arrears to cover the extra expense involved in handling delinquent payment. In the event (a) of a default in the payment of principal and interest as stipulated herein (including, without limitation, non-payment upon maturity) or default in any other monetary obligation of the undersigned which such default(s) continue for a period of five (5) days after notice of such default by Note holder, or (b) upon failure of the undersigned to comply with any other conditions or covenants contained in this Note or any instrument(s) securing it which such default(s) continue for a period of fifteen (15) days after notice of such default by Note holder, or (c) upon the liquidation or dissolution of a Borrower, endorser or guarantor that is a corporation, partnership (general or limited) or limited liability company, then, and in any such event(s), the principal indebtedness evidenced hereby, all accrued interest and any other sums advanced hereunder or pursuant to any other loan documents shall, at the option of Note holder and, without further notice to the undersigned, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. No omission on the part of Note holder to exercise such option, when entitled to do so, shall be construed a waiver

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of such  right.  Upon the  happening  of any event of  default  the entire unpaid principal balance shall bear interest at the contract rate then in effect until the entire amounts in default have been paid by the undersigned. If this Note is collected by law or through an attorney at law, the undersigned shall pay all costs of collection, including reasonable attorney's fees. The undersigned (whether maker, endorser, surety, guarantor, or other party hereto) severally waives demand, protest and notice of demand, protest and non-payment. It is agreed that this Note may be renewed or extended from time to time, in whole or in part, without the consent of or notice to any endorser, maker, guarantor, surety, or other party hereto and without affecting or lessening the liability of any such person. The powers granted herein are coupled with an interest, and are irrevocable by death or otherwise. This Note is the joint and several obligation of all makers, sureties, guarantors, endorsers and other parties hereto, and shall be binding upon them, their heirs, personal representatives and assigns. In this Note and any instrument securing it, the singular shall include the plural, and the masculine shall include the feminine and neuter.

         If  from  any  circumstances   whatsoever,   fulfillment  of  any
provision of this Note or of any other instrument securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of Such validity.

         This Note is secured by a Tennessee Reed of Trust, Assignment of Leases and Rents, and Security Agreement of even date executed by the undersigned to Empire Financial Services, Inc.

          TO THE MAXIMUM EXTENT IT MAY LEGALLY DO SO, THE UNDERSIGNED EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE OR IN ANY WAY CONNECTED WITH OR RELATED TO OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH

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

          RESPECT TO THIS NOTE OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT IT MAY LEGALLY DO SO, THE UNDERSIGNED HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EMPIRE FINANCIAL SERVICES, INC. MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.



         --------
         Initials

         WITNESS the hand and seat of the undersigned.

                               SUBURBAN HOLDINGS, L.P. [SEAL]
                               A Georgia Limited Partnership

                               By:  SUBURBAN MANAGEMENT, INC.
                                    A Georgia Corporation

                                    By:
                                       ----------------------------------
                                          Its:
                                              ---------------------------
                               General Partner

         The undersigned guarantor and surety hereby guarantees payment and performance and, to the extent allowed by law, waives the right to require the noteholder to first take action against the principal.

                               SUBURBAN LODGES OF AMERICA, INC. [SEAL]


                                    By:
                                       ----------------------------------

                                    By:
                                       ----------------------------------
                                          Its:
                                              ---------------------------
                                    Guarantor


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


                       SCHEDULE OF OMITTED DOCUMENTS



The following documents are substantially the same as the foregoing exhibit except as indicated:



1.       Adjustable  Rate  Note  in  the  original   principal  amount  of
$3,000,000; interest rate of 8.25% (Prime Rate plus one-half of one percent); no waiver of jury trial; South Carolina governing law

2.       Adjustable  Rate  Note  in  the  original   principal  amount  of
$3,250,000; interest rate of 8.50% (Prime Rate plus three-fourths of one percent); no waiver of jury trial


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